SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 28, 2008

ALLIANCE DATA SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-15749	31-1429215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

(Address and Zip Code of principal executive offices)

(972) 348-5100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On March 28, 2008, Alliance Data Systems Corporation (“Alliance Data” or the “Company”) entered into a third amendment (the “Third Amendment”) to the Credit Agreement, dated as of January 24, 2007 (the “Bridge Loan”), which, as amended, provided for loans in a maximum amount of $300.0 million. In the Third Amendment, the maturity date of the Bridge Loan was extended from March 31, 2008 to December 31, 2008. On March 17, 2008, the Company prepaid $150.0 million of the principal amount of the Bridge Loan together with accrued interest thereon and pursuant to the terms of the Bridge Loan, such amounts are not available to be re-borrowed. In addition, the Third Amendment provides for two principal payments in the amount of $25.0 million each on June 30, 2008 and September 30, 2008, respectively. Finally, the Third Amendment adjusts the margin applicable to base rate loans and Eurodollar loans to those set forth below.

The interest rate for base rate loans fluctuates and is equal to the higher of (A) Bank of Montreal’s prime rate and (B) the Federal funds rate plus 0.50%, in each case plus a margin of (1) 0.10% to 0.70% for the period from March 1 to June 30, 2008; and (2) 0.60% to 1.20% for the period on and after July 1, 2008, in each case based upon our Senior Leverage Ratio as defined in the Bridge Loan. The interest rate for Eurodollar loans fluctuates based on the London interbank offered rate plus a margin of (1) 1.60% to 2.20% for the period from March 1 to June 30, 2008; and (2) 2.10% to 2.70% for the period on and after July 1, 2008, in each case based upon our Senior Leverage Ratio as defined in the Bridge Loan.

The foregoing summary of the Third Amendment is qualified in its entirety by reference to the full text of such amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See discussion in Item 1.01 set forth above, which is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Third Amendment to Credit Agreement, dated as of March 28, 2008, by and among Alliance Data Systems Corporation and certain subsidiaries parties thereto as Guarantors, Bank of Montreal, as Administrative Agent and various other agents and banks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: April 1, 2008	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Third Amendment to Credit Agreement, dated as of March 28, 2008, by and among Alliance Data Systems Corporation and certain subsidiaries parties thereto as Guarantors, Bank of Montreal, as Administrative Agent and various other agents and banks.

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